UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2017

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 18, SOHU.com Media Plaza

Block 3, No. 2 Kexueyuan South Road, Haidian District

Beijing 100190

People’s Republic of China

(011) 8610-6272-6666

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of Sohu.com Inc. (“Sohu”) at the annual meeting of stockholders held on June 20, 2017:

1.	Election of three directors, to serve for a two-year term or until their earlier resignation or removal;

2.	Advisory resolution approving Sohu’s executive compensation;

3.	Advisory vote on the frequency of future advisory votes on Sohu’s executive compensation; and

4	Ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP as Sohu’s independent auditors for the fiscal year ending December 31, 2017.

Information regarding the foregoing proposals is incorporated by reference herein from Sohu’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2017.

Proposal 1. The number of votes cast for and withheld from the three persons nominated for election as directors, and the number of non-votes, are as follows:

Nominee	For	Withheld	Non-Votes

Mr. Charles Huang	12,540,344	13,516,999	3,277,396
Dr. Dave Qi	11,361,754	14,695,589	3,277,396
Mr. Shi Wang	11,079,623	14,977,720	3,277,396

Mr. Charles Huang, Dr. Dave Qi, and Mr. Shi Wang were all elected as directors.

Proposal 2. The number of votes cast for and against the advisory resolution approving the compensation paid to Sohu’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, the narrative discussion, and any related material disclosed in Sohu’s proxy statement filed with the SEC on April 27, 2017, and the number of abstentions and non-votes, are as follows:

For	Against	Abstentions	Non-Votes
17,658,494	1,625,337	6,773,512	3,277,396

The stockholders voted in favor of the advisory resolution approving the compensation paid to Sohu’s named executive officers.

Proposal 3. In voting on the frequency of future advisory votes on Sohu’s executive compensation, the number of votes cast in favor of every one, two, and three years, and the number of abstentions and non-votes, are as follows:

Every year	Every two years	Every three years	Abstentions	Non-Votes
25,042,656	6,078	1,005,002	3,607	3,277,396

The stockholders voted in favor of having future advisory votes on executive compensation occur every year.

Proposal 4. The number of votes cast for and against ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP as Sohu’s independent auditors, and the number of abstentions and non-votes, are as follows:

For	Against	Abstentions	Non-Votes
29,075,060	225,828	33,851	0

The ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP as Sohu’s independent auditors was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 20, 2017	SOHU.COM INC.

	By:	/s/ Joanna Lv
Joanna Lv
Acting Chief Financial Officer

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